UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2011
LINCOLN ELECTRIC HOLDINGS, INC.
(Exact name of registrant as specified in charter)

Ohio	0-1402	34-1860551
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
22801 St. Clair Avenue
Cleveland, Ohio 44117
(Address of principal executive offices) (Zip Code)
(216) 481-8100
(Registrant’s telephone number, including area code)
Not applicable
(Former name and former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 4, 2011, the Company filed an amendment to its Restated Articles of Incorporation to increase the authorized number of common shares of the Company from 120,000,000 to 240,000,000. A copy of the amendment to the Company’s Restated Articles of Incorporation is attached hereto as Exhibit 3.1 and incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
The 2011Annual Meeting of Shareholders of Lincoln Electric Holdings, Inc. (the “Company”) was held on Friday, April 29, 2011 at the Marriott Cleveland East, 26300 Harvard Road, Warrensville Heights, Ohio.
The final results of voting on each of the matters submitted for a vote of security holders at the 2011 Annual Meeting are as follows:
1. Shareholders elected four directors, each to hold office until the 2014 Annual Meeting of Shareholders and until their successors are duly elected and qualified, as set forth below.

	Votes	Votes		Broker
Name	For	Withheld	Abstentions	Non-Votes

David H. Gunning	30,098,445	3,231,759	0	3,981,937
G. Russell Lincoln	32,795,366	534,838	0	3,981,937
Christopher L. Mapes	32,978,672	351,532	0	3,981,937
Hellene S. Runtagh	32,886,162	444,042	0	3,981,937
2. Shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent auditors for the year ending December 31, 2011, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes

37,139,968	141,673	30,500	0
3. Shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes

32,697,698	432,469	200,037	3,981,937
4. Shareholders recommended, on an advisory basis, that the shareholder vote on the compensation of the Company’s named executive officers should occur every year, as set forth below.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes

29,955,200	197,435	2,866,621	310,948	3,981,937

The Company has determined that the advisory vote on executive compensation will be held every year until the next vote on the frequency of such advisory votes.
5. Shareholders re-approved the performance measures under the Company’s 2006 Equity and Performance Incentive Plan, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes

31,746,877	1,410,300	173,027	3,981,937
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
3.1	Restated Articles of Incorporation of Lincoln Electric Holdings, Inc., as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN ELECTRIC HOLDINGS, INC.
Date: May 5, 2011	By:	/s/ Frederick G. Stueber
Frederick G. Stueber
Senior Vice President, General Counsel & Secretary